SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 333-130584 (Commission File Number)	52-2013874 (IRS Employer Identification Number)

12061 Bluemont Way, Reston, Virginia 20190
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On October 1, 2006, JPMorgan Chase Bank, National Assocation transferred its corporate trust business with SLM Corporation to The Bank of New York. A certificate documenting the transfer is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ C.E. ANDREWS
Name: C.E. Andrews Title: Chief Financial Officer

Dated: October 20, 2006

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SLM CORPORATION
Form 8-K
CURRENT REPORT
EXHIBIT INDEX

Exhibit No.	Description
99.1	Certificate dated October 1, 2006

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